UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 18, 2011

Date of Earliest Event Reported: March 14, 2011

1111 West Jefferson Street, Suite 200

Boise, Idaho 83702-5388

(Address of principal executive offices) (Zip code)

(208) 384-7000

(Registrants’ telephone number, including area code)

Commission File Number	Exact Name of Registrant as Specified in Its Charter	I.R.S. Employer Identification No.	State or Other Jurisdiction of Incorporation or Organization
001-33541 333-166926-04	Boise Inc. BZ Intermediate Holdings LLC	20-8356960 27-1197223	Delaware Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K filing is a combined report being filed separately by two registrants: Boise Inc. and BZ Intermediate Holdings LLC. Unless the context indicates otherwise, any reference in this report to the “company,” “we,” “us,” “our,” or “Boise” refers to Boise Inc. together with BZ Intermediate Holdings LLC and its consolidated subsidiaries.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

2011 Equity Awards

On March 14, 2011, the compensation committee of our board of directors approved 2011 equity awards to our named executive officers under the Boise Inc. Incentive and Performance Plan, as shown in the following table:

Name	Restricted Stock (#)	Restricted Stock Units (#)	Stock Options (#)	Performance Units (#)

Alexander Toeldte	67,694	—	133,356	65,702
Jeffrey P. Lane	10,898	—	21,472	10,578
Robert E. Strenge	—	10,898	21,472	10,578
Robert A. Warren	—	21,034	41,438	20,416

Restricted Stock/Restricted Stock Units

The first component of the 2011 equity awards consists of service-condition vesting restricted stock or restricted stock units. Fifty percent (50%) of the shares or units will vest on March 15, 2013, and the remaining fifty percent (50%) will vest on March 17, 2014, subject to the provisions of the Restricted Stock (Restricted Stock Unit) Award Agreements.

Stock Options

The second component of the 2011 equity awards consists of nonqualified stock options to purchase shares of our common stock at a price of $8.55 per share. Fifty percent (50%) of the option amount will vest and become exercisable on March 15, 2013, and the remaining fifty percent (50%) will vest and become exercisable on March 17, 2014, subject to the provisions of the Nonqualified Stock Option Award Agreement.

Performance Units

The final component of the 2011 equity awards consists of performance units. Fifty percent (50%) of the performance units will vest on March 15, 2013, and the remaining fifty percent (50%) will vest on March 17, 2014, subject to the provisions of the Performance Unit Award Agreement. The number of performance units awarded will be adjusted based on the achievement of RONOA (our Adjusted Operating Income divided by the sum of average Property, Plant and Equipment, average Goodwill and Other

Intangible Assets, and average Operating Working Capital). RONOA will be measured for the period beginning on January 1, 2011, and ending on December 31, 2012. Target RONOA is 10.0%. The table below identifies adjustment multiples for specified levels of RONOA:

RONOA	Adjustment Multiple

7.9%	30%
8.5%	50%
10.0%	100%
11.5%	150%
13.0%	200%

The above summaries of the three components of the 2011 equity awards do not purport to be complete and are subject to and qualified in their entirety by reference to the text of the forms of the Restricted Stock (Restricted Stock Unit) Award Agreements, the Nonqualified Stock Option Award Agreement, and the Performance Unit Award Agreement filed as Exhibits 99.1, 99.2, 99.3, and 99.4, respectively, to this Current Report on Form 8-K. Exhibits 99.1, 99.2, 99.3, and 99.4 are incorporated by reference into this Item 5.02.

Item 8.01	Other Events.

Annual Shareholders’ Meeting

We will hold our annual shareholders’ meeting at 9:00 a.m. MDT on Wednesday, April 27, 2011, in Boise, Idaho. The record date to determine shareholders eligible to vote at the meeting is Friday, March 18, 2011.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

Exhibit 99.1	Form of Boise Inc. Restricted Stock Award Agreement dated March 15, 2011 (Officers)

Exhibit 99.2	Form of Boise Inc. Restricted Stock Unit Award Agreement dated March 15, 2011 (Officers)

Exhibit 99.3	Form of Boise Inc. Nonqualified Stock Option Award Agreement dated March 15, 2011 (Officers)

Exhibit 99.4	Form of Boise Inc. Performance Unit Award Agreement dated March 15, 2011 (Officers)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BOISE INC.		BZ INTERMEDIATE HOLDINGS LLC

By	/S/ KAREN E. GOWLAND	By	/S/ KAREN E. GOWLAND
	Karen E. Gowland Senior Vice President, General Counsel and Secretary		Karen E. Gowland Senior Vice President, General Counsel and Secretary

Date: March 18, 2011